UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Hedge Fund Guided Portfolio Solution

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 18, 2023

Dear Shareholder:

A special meeting of shareholders of BlackRock Hedge Fund Guided Portfolio Solution (the “Fund”) will be held on Thursday, November 9, 2023, at 11:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

You have received this letter and proxy statement because you were a shareholder of record of the Fund on September 11, 2023 (the “Record Date”). The purpose of the Meeting, as described in the enclosed proxy statement, is to seek shareholder approval of the four nominees named in the enclosed proxy statement (the “Board Nominees”) to the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of the Fund.

The Board has unanimously approved the four Board Nominees on behalf of the Fund, subject to approval by the applicable Fund’s shareholders. The Board has reviewed the qualifications and backgrounds of the Board Nominees and believe that their election would be in your best interest.

Please note that separate joint proxy statements are being sent to shareholders of the open-end funds in the BlackRock Fixed-Income Complex (collectively, the “Open-End Funds”), who are also being asked to vote on the election of the applicable Board Nominees to the boards of directors/trustees of their fund. If you were also a shareholder of record of one or more Open-End Funds on the Record Date, you will receive a separate joint proxy statement, proxy card(s) or voting instruction form(s) for such fund(s). Please be certain to vote by telephone or via the Internet with respect to the fund in which you are a shareholder of record or sign, date and return the proxy card and/or voting instruction form you receive.

The Board unanimously recommends that you vote, or submit voting instructions, “FOR” the election of each of the applicable Board Nominees. In connection with your vote, we urge you to read the full text of the enclosed proxy statement.

We would like to assure you of our commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Meeting at 10:30 a.m., Eastern time on Thursday, November 9, 2023, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to the Meeting that are not answered during the Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Meeting by following the instructions that will be available on the meeting website during the Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Meeting unless they have registered in advance to attend the Meeting, as described below.

Your vote is important. Attendance at the Meeting will be limited to the Fund’s shareholders as of the Record Date.

If your shares in the Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the meeting website during the Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	By participating at the Meeting as described above.

If you do not vote using one of these methods, you may be called by Computershare, the Fund’s proxy solicitor, to vote your shares.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposal to be voted on or the virtual Meeting, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at 866-963-6132.

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:	The Fund is holding a special meeting of shareholders for the election of four Board Nominees to the Board of the Fund. The enclosed proxy statement describes a proposal to elect the Board Nominees and provides other information relating to the Meeting. The tables starting on page 6 of the proxy statement identify the current Board Members and the Board Nominees for the Fund.

Q:	Why is the Fund holding a meeting to elect Board Members at this time?

A:	Three of the four Board Nominees are current Board Members of the Fund who were appointed to the Board and have not been previously elected by Fund shareholders. The other Board Nominee, who is not a current Board Member, has been proposed to be added to the Board of the Fund in anticipation of the scheduled retirement of a current Board Member at the end of 2023.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the directors/trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the directors/trustees were elected by shareholders of the fund. Because three of the ten current Board Members of the Fund were appointed by the then-existing Board Members and not elected by shareholders, the Fund is currently prohibited by the 1940 Act from appointing new Board Members without shareholder approval. The election of the Board Nominees to the Board by shareholders would result in all of the Board Members of the Fund having been elected by shareholders, which would provide the Board with more flexibility when a future vacancy exists on the Board as a result of a Board Member’s retirement or resignation or otherwise or when the Board desires to expand the breadth and depth of the Board by adding one or more Board Members.

Q:	How does the Board of the Fund recommend that I vote?

A:	“FOR” each Board Nominee—the Board has reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest and unanimously recommends that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the Board Nominees will be elected.

Q:	How do I vote my shares?

A:	Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or voting instruction form(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 9, 2023 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) or voting instruction form(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote at the Meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in the Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the meeting website during the Meeting.

Also, if you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Is the Fund paying for the costs of the proxy statement?

A:	The Fund will bear the costs associated with the proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement.

The Fund and the Open-End Funds have retained Computershare, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of such funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $368,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $18,000 will be payable by the Fund.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Fund, toll-free at 866-963-6132.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Please vote now. Your vote is important.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form(s) but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees to your Board. If your shares of the Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-33514

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2023

To the Shareholders:

A special meeting of shareholders of BlackRock Hedge Fund Guided Portfolio Solution (the “Fund”) will be held on Thursday, November 9, 2023, at 11:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposal set forth below, as more fully described in the accompanying proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

PROPOSAL 1	To elect four Board Nominees to the board of trustees of the Fund.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the four nominees named in the proxy statement (the “Board Nominees” or “Nominees”) to the board of trustees of the Fund (the “Board”).

The Board has reviewed and unanimously approved the four Nominees, subject to approval by the Fund’s shareholders. The Board has reviewed the qualifications and backgrounds of the respective Board Nominees and believe that the respective Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board of the Fund unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of the Fund.

Shareholders of record of the Fund as of the close of business on September 11, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

Please be certain to vote by telephone or via the Internet with respect to the Fund or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 866-963-6132.

By Order of the Board,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2023

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of trustees (the “Board” and the members of which are referred to as “Board Members”) of BlackRock Hedge Fund Guided Portfolio Solution (the “Fund”) for the election of trustees. The proxies will be voted at the special meeting of shareholders of the Fund (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place on Thursday, November 9, 2023, at 11:00 a.m. (Eastern time). The Meeting will be held in a virtual meeting format only. The Meeting will be held for the purpose of electing four nominees to the Board of the Fund (collectively, the “Board Nominees”).

Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about September 18, 2023, or an Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 9, 2023 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about September 18, 2023.

The Fund is organized as a Delaware statutory trust (a “Delaware Trust”) and is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s fiscal year end is March 31.

Shareholders of record of the Fund as of the close of business on September 11, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Fund on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of outstanding shares of each class of the Fund as of the close of business on the Record Date is 6,686,536 for Class A shares of the Fund and 3,001,617 for Class I shares of the Fund. To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund, except as set forth in Appendix D.

Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return the proxy card and/or voting instruction form you receive or provide voting instructions by telephone or via the Internet. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the

Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in the Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of the Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc., at www.blackrock.com. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the Pennsylvania address or phone number set forth above.

SUMMARY OF PROPOSAL

The following table lists the proposal described in this Proxy Statement on which shareholders of the Fund are entitled to vote.

PROPOSAL 1	To elect four Board Nominees to the board of trustees of the Fund.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of the Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy card and voting instruction form are available on the Internet at https://www.proxy-direct.com/blk-33514. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services, the proxy solicitor for the Fund, toll-free at 866-963-6132.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED

PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER

HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-33514

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect four Board Nominees to the Board of the Fund.

The nominations of the Board Nominees have been approved by the Board Members. Information about the Board Nominees for the Fund’s Board is set forth below.

Nominees for the Fund Board

The Board of the Fund currently consists of ten Board Members, eight of whom are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”) of the Fund. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Upon the election of the Board Nominees, the Board will consist of 11 members.

The Board recommends a vote “FOR” the election of each of the four Board Nominees: Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman and Arthur P. Steinmetz (together, the “Board Nominees”). All of the Board Nominees, other than Arthur P. Steinmetz, are not “interested persons” of the Fund and currently serve as Independent Board Members of the Fund. Mr. Steinmetz is currently classified as a non-management interested Board Nominee (the “Non-Management Interested Board Nominee”) based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. If elected by shareholders, it is anticipated that Mr. Steinmetz would become an Independent Board Member effective January 19, 2024. The Board Nominees were unanimously recommended by the Independent Board Members of the Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of the Fund. The Governance and Nominating Committee is comprised solely of Independent Board Members.

The Governance and Nominating Committee of the Board has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member of the Fund, including the Board Nominees who are current Board Members of the Fund, satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board also believes that Mr. Steinmetz will satisfy the standards contemplated by the Statement of Policy upon becoming an Independent Board Member. The Board believes that, collectively, the Independent Board Members and Board Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Independent Board Members and Board Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

The Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund or director/trustee of other BlackRock-advised Funds (as defined below) (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Certain biographical and other information relating to the Board Members and Board Nominees is set forth below. The current Board Members, other than Lorenzo A. Flores, Stayce D. Harris and J. Phillip Holloman, were previously elected by shareholders and, therefore, are not seeking election at the Meeting.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members/Nominees

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Board Member (Since 2021)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester[3] 1951	Vice Chair of the Board (Since 2022) and Board Member (Since 2021)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Board Member (Since 2021)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi[3,4] 1948	Board Member (Since 2021)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Lorenzo A. Flores 1964	Board Member (since 2021) Board Nominee	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Board Member (since 2021) Board Nominee	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (since 2021) Board Nominee	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch[3] 1961	Board Member (Since 2021)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Board Nominee[5]

Arthur P. Steinmetz 1958	Board Nominee	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 102 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Board Members[6]

Robert Fairbairn 1965	Board Member (Since 2021)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 272 Portfolios	None

John M. Perlowski[3] 1964	Board Member (Since 2020) President and Chief Executive Officer (Since 2020)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 274 Portfolios	None

[1]	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
[2]	Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or charter or statute, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act, of the Fund (each, an “Interested Board Member”) serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.
[3]	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
[4]	Dr. Fabozzi’s term as a Board Member of the Fund will end on December 31, 2023.
[5]	Mr. Steinmetz is currently classified as a Non-Management Interested Board Nominee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Board Member effective January 19, 2024.
[6]	Mr. Fairbairn and Mr. Perlowski are both Interested Board Members based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

The table below discusses some of the experiences, qualifications and skills of the Board Members and Board Nominees.

Board Members/Nominees	Experience, Qualifications and Skills
Independent Board Members/Nominees

R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Manager enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance and Nominating Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester	The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s independence from the Fund and the Manager enhances his service as a Vice Chair of the Board, Chair of the Governance and Nominating Committee and a member of the Executive Committee, the Compliance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Cynthia L. Egan	Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Fund and the Manager enhances her service as Chair of the Compliance Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, their operations and the business and regulatory issues facing the Fund. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Fund and BlackRock enhances his service as Chair of the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Lorenzo A. Flores	The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Fund and BlackRock enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris	The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Fund and BlackRock enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman	The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Fund and BlackRock enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Fund and the Manager enhances her service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Non-Management Interested Board Nominee

Arthur P. Steinmetz	The Boards are expected to benefit from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.).

Interested Board Members

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board currently consists of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are different people. Not only is the Chair of the Board an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides independent spokespersons for the Fund.

The Board has engaged BlackRock to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BlackRock, sub-advisers, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of BlackRock and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of BlackRock, sub-advisers, or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock, sub-advisers, or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firms (each, an “Independent Registered Public Accounting Firm”) for the Fund, BlackRock, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. As of July 31, 2023, no Board Member or Board Nominee owned equity securities in the Fund.

As of July 31, 2023, each Board Member, including the Board Nominees who currently are Board Members, owned in the aggregate over $100,000 of equity securities in all funds overseen by the Board Member in the BlackRock Fund Complexes. As of July 31, 2023, the Non-Management Interested Board Nominee, who is not currently a Board Member, did not own any equity securities in any funds to be overseen by the Board Nominee in the BlackRock Fund Complexes.

As of July 31, 2023, all Board Members, Board Nominees and executive officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

As of July 31, 2023, none of the Independent Board Members, Board Nominees nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Attendance of Board Members at Shareholders’ Meetings. The Fund does not currently have a formal policy regarding Board Members’ attendance at shareholders’ meetings. The Fund did not hold, and was not required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board Meetings. During the fiscal year ended March 31, 2023, the Board met seven times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Fund’s most recently completed fiscal year.

Standing Committees of the Board. Information relating to the various standing committees of the Board is set forth below.

The Board has established the following standing committees for the Fund:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Frank J. Fabozzi, Lorenzo A. Flores and J. Phillip Holloman, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving, and recommending to the full Board for approval, the selection, retention, termination and compensation of the Fund’s Independent Registered Public Accounting Firm and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting. The Board has adopted a written charter for the Board’s Audit Committee, a copy which is available at https://www.blackrock.com/us/individual/literature/investor-education/cef-joint-audit-committee-charter-usd-en-us.pdf. During the fiscal year ended March 31, 2023, the Audit Committee met ten times.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Members compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members. The Board has adopted a written charter for the Board’s Governance and Nominating Committee, a copy of which is available at  https://www.blackrock.com/us/individual/literature/investor-education/cef-joint-governance-committee-charter-usd-en-us.pdf. During the fiscal year ended March 31, 2023, the Governance and Nominating Committee met four times.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new directors or trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance and Nominating Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under the Fund’s Bylaws, shareholders must follow certain procedures to nominate a person for election as a Board Member at a shareholder meeting at which Board Members are to be elected. Under these advance notice procedures, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Fund at its principal executive offices no later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

The Fund’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as certain other information, including a written consent of the proposed nominee to serve if elected. Reference is made to the Fund’s Bylaws for more details.

Compliance Committee. The Board has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of, the Fund’s CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee. During the fiscal year ended March 31, 2023, the Compliance Committee met four times.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the

Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee. During the fiscal year ended March 31, 2023, the Performance Oversight Committee met four times.

Executive Committee. The Board has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Members. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee. During the fiscal year ended March 31, 2023, the Executive Committee did not meet.

Executive Officers of the Fund. Information about the current executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix B.

The Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under the Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of the shareholders of the Fund is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposal 1. The holders of a majority of shares entitled to vote, present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter.

The affirmative vote of a plurality of the shares represented in person or by proxy is necessary to elect each of the respective Board Nominees under Proposal 1. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, will not have an effect on Proposal 1. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for the Fund means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for the Fund.

If you hold your shares directly through the Fund (i.e., not through a bank, broker, financial intermediary or other nominee, or variable annuity contract or variable life insurance policy), and if you return a properly executed proxy card that does not specify how you wish to vote on Proposal 1, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Board “FOR” the Board Nominees in Proposal 1.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’

proxy solicitation materials, broker-dealers may vote on Proposal 1 on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of the Fund (that is, if you hold shares of the Fund through a bank, broker, financial intermediary or other nominee (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of Proposal 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund, have selected Deloitte & Touche LLP (“D&T”) as the Independent Registered Public Accounting Firm for the Fund.

No representatives of D&T will be present at the Meeting.

Appendix C sets forth the fees billed by the Fund’s Independent Registered Public Accounting Firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix C is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix C relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix C to this Proxy Statement for information about the fees paid by the Fund, its investment advisers, and Affiliated Service Providers to the Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of the Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm.

Each service approved subject to general pre-approval is presented to the Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund currently consists of the following Board Members, all of whom are Independent Board Members:

Catherine A. Lynch (Chair)

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

ADDITIONAL INFORMATION

Investment Manager and Administrator

BlackRock provides investment advisory to the Fund. BlackRock is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. BlackRock, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock, Inc. The Bank of New York Mellon, whose principal business address is 240 Greenwich Street, New York, New York 10286, provides certain administration and accounting services to the Fund.

5% Share Ownership

As of September 11, 2023, to the best of the Fund’s knowledge, the persons listed in Appendix D owned more than 5% of the outstanding shares of the class of the Fund.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. The communication should indicate that you are a Fund shareholder. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The Fund will bear the costs associated with the proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and the open-end funds in the BlackRock Fixed-Income Complex (collectively, the “Open-End Funds”) have retained Computershare Fund Services, located at PO Box 5696, Hauppauge, NY 11788-2847, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of such funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $368,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $18,000 will be payable by the Fund. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. The Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposal 1 will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

A list of the Fund’s shareholders of record as of the Record Date will be available electronically for inspection at the Meeting upon request. A list of shareholders as of the Record Date will be available for inspection at the offices of the Fund, 100 Bellevue Parkway, Wilmington, DE 19809, beginning ten days prior to the date of the Meeting.

The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of the Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law the Fund’s Bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Fund

September 18, 2023

Appendix A – Compensation of the Board Members and Board Nominees

Each Independent Board Member and non-management Interested Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised Funds, including the Fund, and each Independent Board Member and non-management Interested Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee are each paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively. Each of the members of the Audit Committee, Compliance Committee and Governance and Nominating Committee is paid an additional annual retainer of $30,000, $25,000 and $25,000, respectively, for his or her service on such committee. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by the Fund during the fiscal year ended March 31, 2023 and the total compensation paid to each Independent Board Member by all BlackRock-advised Funds for the calendar year ended December 31, 2022.

Mr. Fairbairn and Mr. Perlowski, the other current Board Members of the Fund, serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and its affiliates.

Fund	Cynthia L. Egan(1)	Frank J. Fabozzi(1)	Lorenzo A. Flores(1)	Stayce D. Harris(1)	J. Phillip Holloman(1)	R. Glenn Hubbard(1)	W. Carl Kester(1)	Catherine A. Lynch(1)
BlackRock Hedge Fund Guided Portfolio Solution	$494	$475	$449	$446	$469	$533	$531	$500

Total Compensation from the Funds and Other BlackRock-Advised Funds(2)	$465,000	$497,500	$400,000	$395,000	$415,453	$520,000	$587,500	$520,453

(1)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,172,873, $239,580, $238,473, $249,920, $3,546,573, $1,645,645 and $425,559, respectively, as of December 31, 2022. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2022.

(2)	For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2022. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $74,625, $200,000, $197,500, $207,726, $260,000, $88,125 and $78,067, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

A-1

Former Board Member

Fund	Karen P. Robards(1)
BlackRock Hedge Fund Guided Portfolio Solution	$42
Total Compensation from the Funds and Other BlackRock-Advised Funds	$212,500

(1)	Ms. Robards retired and resigned as a Board Member of the Fund effective as of May 31, 2022.

A-2

Appendix B – Executive Officers of the Fund

The executive officers of the Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth(1)	Position(s) Held (Length of Service)	Principal Occupations(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2021)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2021)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”) (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2021)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO.

B-1

Appendix C – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

			Audit Fees		Audit-Related Fees
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Hedge Fund Guided Portfolio Solution	D&T	3/31	46,818	44,982	—	—

*	“D&T” refers to Deloitte & Touche LLP.

Tax Fees and All Other Fees

		Tax Fees[1]		All Other Fees[2]
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Hedge Fund Guided Portfolio Solution	3/31	22,900	22,000	218	213

[1]	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
[2]	The Other Fees represent each Fund’s allocable share of fees paid for issuance of Compliance Attestation Reports pursuant to Rule 38a-1 under the 1940 Act. The amount paid by each Fund and other BlackRock open-end and closed-end funds is allocated evenly across all funds in existence during the period when the applicable services were performed.

C-1

Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Hedge Fund Guided Portfolio Solution	3/31	23,118	22,213

C-2

Appendix D – 5% Share Ownership

As of September 11, 2023, to the best knowledge of the Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the Fund. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Class A Shares	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 9 New York, NY 10022	1,031,410.50	15.43%

Class I Shares	BlackRock Financial Management, Inc. 40 East 52nd Street, Floor 9 New York, NY 10022	1,555,900.87	51.84%

D-1

GPS_0923

BlackRock Hedge Fund Guided Portfolio Solution PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. PROXY CARD     BLACKROCK HEDGE FUND GUIDED PORTFOLIO SOLUTION SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of BlackRock Hedge Fund Guided Portfolio Solution (the “Fund”), hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 11:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BHF_33514_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx                code Bomi Lee, Esq., BlackRock Advisors, LLC EASY VOTING OPTIONS: VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 11:00 a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Special Meeting and the Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33514 Please detach at perforation before mailing. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS “FOR” EACH BOARD NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X A Proposal 1. To elect four Board Nominees to the board of trustees of the Fund. 01 Lorenzo A. Flores    02 Stayce D. Harris 03 J. Phillip Holloman 04 Arthur P. Steinmetz INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                 BHF 33514                xxxxxxxx FOR ALL WITHHOLD ALLFOR ALL EXCEPT